UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 13, 2026

Vericel Corporation
(Exact name of registrant as specified in its charter)

Michigan	001-35280	94-3096597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

64 Sidney Street
Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 588-5555

Not Applicable
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VCEL	NASDAQ

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§240.12b-2 of this chapter). Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

Vericel Corporation (the “Company”) will participate in the 44th Annual J.P. Morgan Healthcare Conference in San Francisco, California, which is being held on Wednesday, January 14, 2026, at 11:15 a.m. Pacific Time.  In connection with its participation in the conference, on January 13, 2026, the Company issued a press release, which includes estimates of operating and financial results, including its estimated, preliminary and unaudited full-year revenue for fiscal year 2025, preliminary and unaudited net income for 2025, preliminary and unaudited 2025 gross margin percentage, preliminary 2025 adjusted EBITDA margin, its estimated cash and investments balance as of December 31, 2025, and additional financial and business updates.

Because the Company’s financial statements for the year ended December 31, 2025, have not been finalized or audited, these preliminary statements regarding the Company’s operating and financial results as of and for the year ended December 31, 2025, are subject to change and the Company’s actual results as of the end of this period may differ materially from this preliminary estimate.  Accordingly, stockholders should not place undue reliance on this preliminary estimate.  A copy of the Company’s January 13, 2026, press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

Item 7.01.	Regulation FD Disclosure.

The information set forth in Item 2.02 of this Report is incorporated into this Item 7.01 by reference.

The preliminary financial data included in this Current Report on Form 8-K has been prepared by, and is the responsibility of, the Company’s management.  PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial data.  Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 2.02 and Item 7.01 of this Report shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 13, 2026, titled “Vericel Announces Preliminary 2025 Financial Results and Business Updates”
104 *	Cover Page Interactive Data File (embedded within the Inline XBRL)

* Furnished herewith

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 13, 2026, titled “Vericel Announces Preliminary 2025 Financial Results and Business Updates”
104 *	Cover Page Interactive Data File (embedded within the Inline XBRL)

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vericel Corporation

Date: January 13, 2026	By:	/s/ Sean C. Flynn
Name: Sean C. Flynn
Title: Chief Legal Officer